Exhibit 99.1
FOR IMMEDIATE RELEASE
Advanced Disposal Announces Second Quarter Results
Second quarter net income improves $8.7 million and company achieves record adjusted EBITDA levels

PONTE VEDRA, Fla. (August 4, 2016) – Advanced Disposal Services, Inc., (d/b/a Advanced Disposal) announced today revenue for the three months ended June 30, 2016 of $358.2 million versus $355.2 million in the same period of the prior year. Net income during the second quarter increased $8.7 million year-over-year to $0.2 million and the company achieved record quarterly adjusted EBITDA and adjusted EBITDA margins of $107.5 million and 30.0%, respectively.
Revenue increased $6.6 million, or 1.9%, excluding the rollover impact of 2015 strategic business divestitures. This revenue improvement was driven by strong core disposal volume, which increased 5% on a tonnage basis from the second quarter of 2015. The company continued to see strong pricing with average yield for the quarter of 1.7%. Core price yields were 3.1% in the commercial line of business, 3.9% in rolloff, and 1.1% in residential, which was muted by the rollover impact of lower 2015 CPI. EBITDA margins increased 120 basis points from the prior year quarter driven by disposal volume, price yield, and lower workers compensation claim costs, benefiting from improved safety and fleet automation.
For the six months ended June 30, 2016, revenue was $692.0 million versus $685.5 million for the prior year period. Net loss year-to-date improved $5.3 million to $14.0 million and adjusted EBITDA of $194.3 million was $1.4 million better year-over-year.
"We are pleased to see improvement in net income and a number of other key financial measures during the quarter, including achieving record quarterly EBITDA and EBITDA margins for the company" said Richard Burke, CEO. "Our team remains committed to generating profitable growth and enhancing cash flow by focusing on safety and providing an excellent customer experience. These initiatives coupled with controlling costs, demonstrating price discipline, and closing on accretive tuck-in acquisitions in key markets will be the platform on which we drive earnings growth and improved returns on invested capital."
Advanced Disposal will conduct a quarterly earnings conference call on August 5, 2016 at 10:00 a.m. EST. The call can be accessed by dialing (866) 478-7805 domestically or (832) 445-1679 internationally and asking for conference ID 12094269 or the Advanced Disposal Q2 2016 earnings call. This call will be recorded and available via replay approximately two hours after the completion of the earnings call for thirty days. You may access the recording by dialing (855) 859-2056 or through the link on the investor relations page of our website at www.AdvancedDisposal.com.

The calculation of free cash flow and adjusted free cash flow, as well as details of charges and other expenses that are excluded from EBITDA in arriving at adjusted EBITDA, are contained in the “Reconciliation of Certain Non-GAAP Measures” section of this press release.

SUPPLEMENTAL UNAUDITED FINANCIAL INFORMATION AND OPERATING
DATA
Advanced Disposal Services, Inc.
Condensed Consolidated Statements of Operations (Unaudited)
(in millions)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Service revenues	$358.2	$355.2	$692.0	$685.5
Operating costs and expenses
Operating	219.1	221.1	432.3	428.9
Selling, general and administrative	39.2	36.1	84.1	72.9
Depreciation and amortization	64.6	66.5	125.4	127.4
Acquisition and development costs	—	0.4	0.2	1.1
(Gain) loss on disposal of assets and asset impairments	(0.8)	17.4	0.1	17.5
Restructuring charges	—	—	0.8	—
Total operating costs and expenses	322.1	341.5	642.9	647.8
Operating income	36.1	13.7	49.1	37.7
Other income (expense)
Interest expense	(34.2)	(35.6)	(68.6)	(69.8)
Other, net	0.2	8.1	0.4	3.7
Total other expense	(34.0)	(27.5)	(68.2)	(66.1)
Income (loss) before income taxes	2.1	(13.8)	(19.1)	(28.4)
Income tax expense (benefit)	1.9	(5.3)	(5.1)	(9.1)
Net income (loss)	$0.2	$(8.5)	$(14.0)	$(19.3)

Advanced Disposal Services, Inc.
Condensed Consolidated Balance Sheets (Unaudited)
(in millions, except share data)

	June 30, 2016	December 31, 2015
Assets
Current assets
Cash and cash equivalents	$1.2	$0.6
Accounts receivable, net of allowance for doubtful accounts of $3.8 and $4.4, respectively	182.0	177.5
Prepaid expenses and other current assets	25.2	33.4
Total current assets	208.4	211.5
Other assets	22.0	22.9
Property and equipment, net of accumulated depreciation of $1,091.0 and $1,007.5, respectively	1,625.1	1,649.9
Goodwill	1,174.0	1,173.5
Other intangible assets, net of accumulated amortization of $207.3 and $185.6, respectively	345.2	364.5
Total assets	$3,374.7	$3,422.3
Liabilities and Stockholder's Equity
Current liabilities
Accounts payable	$97.8	$98.1
Accrued expenses	116.2	135.7
Deferred revenue	62.3	63.1
Current maturities of landfill retirement obligations	30.8	30.2
Current maturities of long-term debt	38.8	49.1
Total current liabilities	345.9	376.2
Other long-term liabilities	57.7	55.8
Long-term debt, less current maturities	2,201.6	2,198.0
Accrued landfill retirement obligations, less current maturities	170.1	163.5
Deferred income taxes	132.9	139.0
Total liabilities	2,908.2	2,932.5
Equity
Common stock: $.01 par value, 1,000 shares authorized, issued and outstanding	—	—
Additional paid-in capital	1,091.7	1,101.0
Accumulated deficit	(625.2)	(611.2)
Total stockholder's equity	466.5	489.8
Total liabilities and stockholder's equity	$3,374.7	$3,422.3

Advanced Disposal Services, Inc.
Condensed Consolidated Statements of Cash Flows (Unaudited)
(in millions)

	Six Months Ended June 30,
	2016	2015
Cash flows from operating activities
Net loss	$(14.0)	$(19.3)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	125.4	127.4
Change in fair value of derivative instruments	(7.0)	(10.9)
Amortization of interest rate cap premium	0.2	1.0
Amortization of debt issuance costs and original issue discount	9.8	9.7
Accretion on landfill retirement obligations	6.5	6.7
Accretion on capital leases, long-term debt, loss contracts and other long-term liabilities	0.7	1.1
Amortization of deferred contract costs	0.2	0.2
Provision for doubtful accounts	1.4	2.0
Loss on disposition of property and equipment	1.8	0.5
Impairment of assets	—	6.4
(Gain) loss on disposition of businesses	(1.7)	10.6
Gain on redemption of security	—	(2.5)
Stock based compensation	3.3	1.2
Deferred tax benefit	(6.2)	(10.5)
Earnings in equity investee	(1.1)	(0.8)
Changes in operating assets and liabilities, net of businesses acquired
(Increase) decrease in accounts receivable	(5.1)	6.0
Decrease in prepaid expenses and other current assets	8.2	6.9
Decrease in other assets	0.4	0.3
Increase in accounts payable	0.2	0.3
Decrease in accrued expenses	(10.0)	(5.2)
Decrease in unearned revenue	(1.1)	(0.1)
Decrease in other long-term liabilities	(0.8)	—
Capping, closure and post-closure expenditures	(6.7)	(1.7)
Net cash provided by operating activities	104.4	129.3
Cash flows from investing activities
Purchases of property and equipment and construction and development	(69.2)	(89.7)
Proceeds from sale of property and equipment	1.0	0.7
Proceeds from maturity of securities	—	15.0
Acquisition of businesses	(5.1)	(23.8)
Proceeds from sale of businesses	2.5	12.5
Net cash used in investing activities	(70.8)	(85.3)
Cash flows from financing activities
Proceeds from borrowings on debt instruments	70.0	35.0
Repayment on debt instruments including capital leases	(101.9)	(62.2)
Deferred financing charges	0.2	—
Bank overdraft	11.3	(1.3)
Other financing activities	—	0.2
Capital contribution from parent	—	0.1
Return of capital to parent	(12.6)	(7.5)
Net cash used in financing activities	(33.0)	(35.7)
Net increase in cash and cash equivalents	0.6	8.3
Cash and cash equivalents, beginning of period	0.6	1.0
Cash and cash equivalents, end of period	$1.2	$9.3

You should read the following information in conjunction with our audited consolidated financial statements and notes thereto as of and for the year ended December 31, 2015 appearing in our Annual Report on Form 10-K and our unaudited condensed consolidated financial statements and notes thereto as of and for the three months ended June 30, 2016 appearing in our Form 10-Q, as filed with the Securities and Exchange Commission.

REVENUE

The following table reflects our revenue by line of business for the periods presented (in millions and as a percentage of revenue):

	Three Months Ended June 30,				Six Months Ended June 30,
	2016		2015		2016		2015
Collection	$247.6	69.1%	$245.7	69.2%	$486.2	70.3%	$480.6	70.1%
Disposal	138.6	38.7%	133.7	37.6%	254.1	36.7%	238.5	34.8%
Sale of recyclables	5.5	1.5%	6.1	1.7%	9.7	1.4%	11.8	1.7%
Fuel fees and environmental fees	20.9	5.8%	20.9	5.9%	39.9	5.8%	41.0	6.0%
Other revenue	18.5	5.2%	19.6	5.5%	38.7	5.6%	43.6	6.4%
Intercompany eliminations	(72.9)	(20.4)%	(70.8)	(19.9)%	(136.6)	(19.7)%	(130.0)	(19.0)%
Total service revenues	$358.2	100.0%	$355.2	100.0%	$692.0	100.0%	$685.5	100.0%

The table set forth below reflects changes in revenue, as compared to the previous year:

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Average yield	1.7%	2.5%	1.9%	2.0%
Recycling	0.2%	(0.8)%	—%	(0.8)%
Fuel fee revenue	(0.9)%	(1.5)%	(1.1)%	(1.1)%
Total yield	1.0%	0.2%	0.8%	0.1%
Organic volume growth	(0.9)%	(1.3)%	(0.3)%	0.4%
Acquisitions	1.8%	1.3%	2.0%	1.1%
Divestitures	(1.0)%	(1.5)%	(1.6)%	(1.0)%
Total revenue growth	0.9%	(1.3)%	0.9%	0.6%

OPERATING EXPENSES

The following table summarizes our operating expenses for the periods presented (in millions and as a percentage of revenue):

	Three Months Ended June 30,				Six Months Ended June 30,
	2016		2015		2016		2015
Operating	$215.8	60.2%	$217.7	61.3%	$425.8	61.5%	$422.2	61.6%
Accretion of landfill retirement obligations	3.3	0.9%	3.4	1.0%	6.5	0.9%	6.7	1.0%
Operating expenses	$219.1	61.2%	$221.1	62.2%	$432.3	62.5%	$428.9	62.6%

The following table summarizes the major components of our operating expenses, excluding accretion expense on landfill retirement obligations and other long-term liabilities for the periods presented (in millions and as a percentage of revenue):

	Three Months Ended June 30,				Six Months Ended June 30,
	2016		2015		2016		2015
Labor and related benefits	$73.1	20.4%	$71.6	20.2%	$146.3	21.1%	$141.6	20.7%
Transfer and disposal costs	48.0	13.4%	49.6	14.0%	93.6	13.5%	95.3	13.9%
Maintenance and repairs	33.1	9.2%	31.4	8.8%	65.2	9.4%	60.0	8.8%
Fuel	14.0	3.9%	18.5	5.2%	26.2	3.8%	36.1	5.3%
Franchise fees and taxes	17.0	4.7%	18.2	5.1%	31.6	4.6%	32.3	4.7%
Risk management	6.9	1.9%	6.6	1.9%	15.3	2.2%	12.8	1.9%
Other	23.7	6.6%	21.8	6.1%	47.6	6.9%	44.1	6.4%
Operating expenses, excluding accretion expense	$215.8	60.2%	$217.7	61.3%	$425.8	61.5%	$422.2	61.6%

SELLING, GENERAL AND ADMINISTRATIVE

The following table summarizes our selling, general and administrative expenses for the periods presented (in millions and as a percentage of revenue):

	Three Months Ended June 30,				Six Months Ended June 30,
	2016		2015		2016		2015
Salaries	$25.7	7.2%	$22.1	6.2%	$50.8	7.3%	$45.3	6.6%
Legal and professional	2.3	0.6%	2.9	0.8%	12.1	1.7%	5.4	0.8%
Other	11.2	3.1%	11.1	3.1%	21.2	3.1%	22.2	3.2%
Total selling, general and administrative expenses	$39.2	10.9%	$36.1	10.2%	$84.1	12.2%	$72.9	10.6%

RECONCILIATION OF CERTAIN NON-GAAP MEASURES

Adjusted EBITDA, free cash flow and adjusted free cash flow, which are not measures determined in accordance with GAAP, provide an understanding of operational activities before the financial impact of certain items. We use these measurements in the management of our business, and believe investors will find them helpful in understanding operational activities before the financial impact of certain items. Our definition of adjusted EBITDA, free cash flow and adjusted free cash flow may not be comparable to similarly titled measures presented by other companies.

The following table calculates adjusted earnings before interest, taxes, depreciation, amortization and accretion adjusted for certain other costs (in millions):

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net income (loss)	$0.2	$(8.5)	$(14.0)	$(19.3)
Income tax expense (benefit)	1.9	(5.3)	(5.1)	(9.1)
Interest expense	34.2	35.6	68.6	69.8
Depreciation and amortization	64.6	66.5	125.4	127.4
Accretion on landfill retirement obligations	3.3	3.4	6.5	6.7
Accretion on loss contracts and other long-term liabilities	0.1	0.2	0.2	0.4
EBITDA	104.3	91.9	181.6	175.9
EBITDA adjustments:
Acquisition and development costs	—	0.4	0.2	1.1
Stock option vesting	2.9	0.5	3.3	1.2
Earnings in equity investee, net	0.1	(0.2)	(0.5)	(0.4)
Restructuring charges	—	—	0.8	—
(Gain) loss on disposal of assets and asset impairments	(0.8)	17.4	0.1	17.5
Unrealized gain on derivatives	(2.9)	(10.0)	(7.0)	(10.9)
Gain on redemption of security	—	(2.5)	—	(2.5)
Capital market costs	0.3	—	7.5	—
Other	—	(0.2)	—	(0.1)
Realized loss on fuel derivatives	3.6	5.1	8.3	11.1
Adjusted EBITDA	$107.5	$102.4	$194.3	$192.9

Revenue	$358.2	$355.2	$692.0	$685.5
Adjusted EBITDA margin	30.0%	28.8%	28.1%	28.1%

ADJUSTED FREE CASH FLOW

The following table calculates free cash flow and adjusted free cash flow (in millions):

	Six Months Ended June 30,
	2016	2015
Net cash provided by operating activities	$104.4	$129.3
Purchases of property & equipment (a)	(69.2)	(87.7)
Proceeds from sale of property & equipment	1.0	0.7
Free cash flow	36.2	42.3
Restructuring payments	1.2	1.8
Capital market costs	7.1	—
Adjusted free cash flow	$44.5	$44.1
Realized loss on fuel derivatives	8.3	11.1
Adjusted free cash flow excluding realized loss on fuel derivatives	$52.8	$55.2

(a) Excludes the impact of land purchased for future airspace of $2.0 million in 2015.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This report contains forward-looking statements within the meaning of the U.S. federal securities laws. All statements other than statements of historical facts including, without limitation, those regarding our business strategy, financial position, results of operations, plans, prospects and objectives of management for future operations (including development plans and objectives relating to our activities), are forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend” and “future” and similar words. Statements that address activities, events or developments that we intend, expect or believe may occur in the future are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended and are subject to the safe harbor created by those sections. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements.
There are a number of risks, uncertainties and other important factors, many of which are beyond our control, that could cause actual results to differ materially from the forward-looking statements contained in this report. Such risks, uncertainties and factors include those set forth under the heading Risk Factors in our most recent Annual Report on Form 10-K and subsequent Form 10-Q filed with the Securities and Exchange Commission.
Examples of these risks, uncertainties and other factors include, but are not limited to:

•	our history of losses;

•	operating in a highly competitive industry and the inability to compete effectively with larger and better capitalized companies and governmental service providers;

•	results being vulnerable to economic conditions;

•	we may lose contracts through competitive bidding, early termination or governmental action;

•	some of our customers, including governmental entities, have suffered financial difficulties affecting their credit risk, which could negatively impact our operating results;

•	our financial and operating performance may be affected by the inability in some instances to renew landfill operating permits, obtain new landfills or expand existing ones;

•	the cost of operation and/or future construction of our existing landfills may become economically unfeasible causing us to abandon or cease operations;

•	we could be precluded from maintaining permits or entering into certain contracts if we are unable to obtain sufficient third-party financial assurance or adequate insurance coverage;

•	our accruals for our landfill site closure and post-closure costs may be inadequate;

•	our cash flow may not be sufficient to finance our high capital expenditure requirements;

•	our acquisitions, including our ability to integrate acquired businesses, or that the acquired businesses will have unexpected risks or liabilities;

•	the seasonal nature of our business and event-driven waste projects that could cause our results to fluctuate;

•
we may be subject to judicial, administrative or other third-party proceedings that could interrupt or limit our operations, result in adverse judgments, settlements or fines and create negative publicity;

•	fuel supply and prices may fluctuate significantly and we may not be able to pass on cost increases to our customers;

•	fluctuations in the prices of commodities;

•	increases in labor and transportation costs could adversely impact our financial results;

•	derivatives could adversely affect our results;

•	efforts by labor unions to organize our workforce could adversely affect operating results;

•	we depend significantly on the services of the members of our senior, regional and local management teams, and the departure of any of those persons could cause our operating results to suffer;

•	we are increasingly dependent on technology in our operations and, if our technology fails, our business could be adversely affected;

•	operational and safety risks, including the risk of personal injury to employees and others;

•
we are subject to substantial governmental regulation and failure to comply with these requirements, as well as enforcement actions and litigation arising from an actual or perceived breach of such requirements, could subject us to fines, penalties and judgments, and impose limits on our ability to operate and expand;

•	our operations being subject to environmental, health and safety laws and regulations, as well as contractual obligations that may result in significant liabilities;

•	future changes in laws or renewed enforcement of laws regulating the flow of solid waste in interstate commerce could adversely affect our operating results;

•
fundamental change in the waste management industry as traditional waste streams are increasingly viewed as renewable resources and changes in laws and environmental policies may limit the items that enter the waste stream, any of which may adversely impact volumes and tipping fees at our landfills;

•	our substantial indebtedness and our working capital deficit;

•	our limited access to forms of capital;

•	our ability to implement growth strategy as and when planned; and

•	the other risk factors described in the Risk Factors section of our 2015 Annual Report on Form 10-K.
The above examples are not exhaustive and new risks may emerge from time to time. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we will operate in the future. These forward-looking statements speak only as of the date of this report. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based.

About Advanced Disposal
Advanced Disposal brings fresh ideas and solutions to the business of a clean environment. We provide integrated, non-hazardous solid waste collection, recycling and disposal services to residential, commercial, industrial and construction customers across 16 states and the Bahamas. Our team is dedicated to finding effective, sustainable solutions to preserve the environment for future generations. We welcome you to learn more at AdvancedDisposal.com or follow us on Facebook.

Contact:
Matthew Nelson
Advanced Disposal
(904) 737-7900, Matthew.Nelson@AdvancedDisposal.com